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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  02549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported): April 30, 2001
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                             CENTRA SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                          000-27861                 04-3268918
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)


    430 Bedford Street, Lexington, Massachusetts                  02420
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (781) 861-7000
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.
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     On April 30, 2001, we completed our acquisition of MindLever.com, Inc., a provider of management systems for learning content, pursuant to an Agreement and Plan of Merger dated April 11, 2001. We acquired MindLever for approximately $2,850,000 in cash and the issuance of 509,745 shares of common stock for a total purchase price of approximately $6,680,000, excluding acquisition costs. The source of the funds for this acquisition was from our working capital. The acquisition will be accounted for using the purchase method. Accordingly, the results of operations of MindLever will be included in our results of operations from the date of acquisition. As a result of the acquisition, we acquired certain plant, equipment or other physical property that MindLever used in its business and we intend to continue this use consistent with our long-term business objectives.

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     Item 7.  Financial Statements and Exhibits.
              ---------------------------------

     (a)  Financial Statements of Business Acquired.

     We intend to file by amendment the required historical financial statements for MindLever not later than 60 days after the date that this Form 8-K must be filed.

     (b)  Pro Forma Financial Information.

     We intend to file by amendment the required pro forma financial statements reflecting the acquisition of MindLever not later than 60 days after the date that this Form 8-K must be filed.

     (c)   Exhibits

    Number              Title
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       2.1          Agreement and Plan of Merger dated April 11, 2001, by and
                    among Centra Software, Inc., MindLever.com, Inc., M-L Acquisition Co., and the Principal Shareholders, as defined therein.


     Pursuant to Item 601(b)(2) of Regulation S-K, we will furnish to the Commission, upon request, copies of the exhibits and schedules listed in the
Exhibit Index accompanying this report, but omitted from Exhibit 2.1.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    CENTRA SOFTWARE, INC.


Dated: May 14, 2001                 By: /s/ Stephen A. Johnson
                                        ------------------------
                                        Stephen A. Johnson
                                        Chief Financial Officer, Treasurer and
                                        Secretary


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                                 EXHIBIT INDEX


    Number                            Title
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       2.1     Agreement and Plan of Merger dated April 11, 2001, by and among
               Centra Software, Inc., MindLever.com, Inc., M-L Acquisition Co., and the Principal Shareholders, as defined therein.



     Schedules and Exhibits Omitted From 2.1

     Disclosure Schedule
     Exhibit A - Share Ownership
     Exhibit B - Proxy and Consent Agreement
     Exhibit C - Escrow Agreement
     Exhibit D - Warrant and Note Termination and Release Agreement Exhibit E - Release
     Exhibit F - Stock Restriction Agreement
     Exhibit G - Form of Noncompetition and Confidentiality Agreement Exhibit H - Exchange Agent Agreement

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